                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

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            14a-6(e)(2))

      |_|   Definitive Proxy Statement

      |X|   Definitive Additional Materials

      |_|   Soliciting Material Under Rule 14a-12

                            PHOENIX TECHNOLOGIES LTD.
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                (Name of Registrant as Specified in Its Charter)

                STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.
                                   PARCHE, LLC
                              ADMIRAL ADVISORS, LLC
                          RAMIUS CAPITAL GROUP, L.L.C.
                                C4S &aCO., L.L.C.
                                 PETER A. COHEN
                                 MORGAN B. STARK
                               JEFFREY M. SOLOMON
                                THOMAS W. STRAUSS
                                   JOHN MUTCH
                                  PHILIP MOYER
                                JEFFREY C. SMITH
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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            PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION
            CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM
            DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

            Starboard  Value and  Opportunity  Master Fund Ltd., an affiliate of
Ramius  Capital  Group,  L.L.C.  ("Ramius  Capital"),  together  with the  other participants  named herein, has made a definitive filing with the Securities and
Exchange  Commission ("SEC") of a proxy statement and an accompanying proxy card to be used to solicit  votes for the  election  of its two  nominees at the 2007 annual  meeting  of  stockholders  of  Phoenix  Technologies  Ltd.,  a  Delaware corporation (the "Company").

      Item 1: On February 7, 2007,  Ramius  Capital  issued the following  press release:

FOR IMMEDIATE RELEASE

    RAMIUS GROUP BELIEVES ITS NOMINEES ARE MORE QUALIFIED TO OVERSEE PHOENIX
                                TECHNOLOGIES LTD.

               URGES STOCKHOLDERS TO VOTE THE WHITE PROXY CARD TO
        ELECT RAMIUS NOMINEES MUTCH AND MOYER IN UPCOMING BOARD ELECTION

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NEW YORK - FEBRUARY 7, 2007 - Starboard Value and Opportunity Master Fund Ltd.,
an affiliate of Ramius Capital Group, L.L.C. (together, "Ramius"), today urged stockholders to support its industry-expert nominees at the upcoming Annual
Meeting of Stockholders of Phoenix Technologies Ltd. ("Phoenix" or the
"Company") (NASDAQ: PTEC).

Ramius Executive Managing Director Jeffrey C. Smith stated, "As one of Phoenix's largest  stockholders,  we feel strongly  that the Company  should have the best possible  board.  The prior  board  yielded to the  pressures  of being a public company.  Since the Company will remain public, it is absolutely imperative that the board has the most qualified directors."

"Unlike Chairman Dury and Dr. Elgamal, Ramius' nominees are independent industry experts who are more qualified to oversee the Company at this critical time. We urge all Phoenix stockholders to vote for Ramius nominees John Mutch and Philip
Moyer in the upcoming election," added Smith.

In addition, Ramius commented on the ISS and Glass Lewis reports. Smith stated,
"Although ISS and Glass Lewis each conducted a thoughtful analysis of the situation, both firms unfortunately based their conclusions on outdated information. Ramius has withdrawn its offer for the Company, and our nominees are committed to acting in the best interest of all Phoenix stockholders."

In its report, Glass Lewis identified several significant issues that Phoenix stockholders should keep in mind as they cast their votes, including the fact that Phoenix nominee David Dury, who is not an independent director, served on the Company's nominating and governance committee, which Glass Lewis believes should consist entirely of independent directors. In Glass Lewis' opinion, the
Company's compensation committee, of which Phoenix nominee Taher Elgamal was a member, did not effectively serve Phoenix stockholders in 2006, and Glass Lewis assigned an "F" grade to Phoenix's compensation practices.

Glass Lewis acknowledged in its report that, if this were not a contested election, "Based on the stated issues, we would generally recommend that shareholders withhold their support for nominees Dury and Elgamal."

Ramius urges all Phoenix stockholders to sign, date and return the WHITE proxy card by the February 14, 2007 deadline. Stockholders who have questions or need assistance in voting their WHITE proxy card should call Ramius' proxy solicitors, Innisfree M&A Incorporated at (877) 800-5185.

ABOUT RAMIUS CAPITAL GROUP, L.L.C.

Ramius Capital Group is a registered investment advisor that manages assets of approximately $7.9 billion in a variety of alternative investment strategies.
Ramius Capital Group is headquartered in New York with offices located in
London, Tokyo, Hong Kong, Munich, and Vienna.

               CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

On January 25,  2007,  Starboard  Value and  Opportunity  Master  Fund Ltd.,  an
affiliate of Ramius Capital Group, L.L.C. ("Ramius Capital"),  together with the other  participants  named herein,  made a definitive filing with the Securities and Exchange  Commission  ("SEC") of a proxy statement and an accompanying proxy card to be used to solicit  votes for the  election  of its two  nominees at the
2007 annual meeting of  stockholders  of Phoenix  Technologies  Ltd., a Delaware corporation (the "Company").

RAMIUS CAPITAL  ADVISES ALL  STOCKHOLDERS  OF THE COMPANY TO READ THE DEFINITIVE
PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. SUCH DEFINITIVE PROXY
STATEMENT IS AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.
IN ADDITION,  THE PARTICIPANTS IN THE PROXY  SOLICITATION WILL PROVIDE COPIES OF
THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR COPIES
SHOULD  BE  DIRECTED  TO  THE  PARTICIPANTS'  PROXY  SOLICITOR,   INNISFREE  M&A
INCORPORATED, AT ITS TOLL-FREE NUMBER: (877) 800-5185.

The  participants in the proxy  solicitation are Starboard Value and Opportunity
Master Fund Ltd., a Cayman Islands exempted company ("Starboard"),  Parche, LLC, a Delaware  limited  liability  company  ("Parche"),  Admiral  Advisors,  LLC, a
Delaware limited  liability  company,  Ramius Capital Group,  L.L.C., a Delaware limited  liability  company  ("Ramius  Capital"),  C4S & Co., L.L.C., a Delaware limited liability company ("C4S"),  Peter A. Cohen,  Morgan B. Stark,  Thomas W.
Strauss,  Jeffrey M. Solomon, John Mutch, Philip Moyer and Jeffrey C. Smith (the
"Participants").

Starboard  beneficially  owns  2,774,471  shares of Common Stock of the Company.
Parche  beneficially owns 528,470 shares of Common Stock of the Company.  As the investment  manager of  Starboard  and the  managing  member of Parche,  Admiral
Advisors may be deemed to beneficially  own the 2,774,471 shares of Common Stock of the Company owned by Starboard and the 528,470  shares of Common Stock of the
Company owned by Parche. As the sole member of Admiral Advisors,  Ramius Capital may be deemed to  beneficially  own the 2,774,471  shares of Common Stock of the
Company owned by Starboard and the 528,470 shares of Common Stock of the Company owned by Parche. As the managing member of Ramius Capital,  C4S may be deemed to beneficially  own the  2,774,471  shares of Common Stock of the Company owned by
Starboard and the 528,470 shares of Common Stock of the Company owned by Parche.

As the managing  members of C4S, each of Mr. Cohen,  Mr. Stark,  Mr. Strauss and
Mr.  Solomon may be deemed to  beneficially  own the 2,774,471  shares of Common
Stock of the Company owned by Starboard  and the 528,470  shares of Common Stock of the Company owned by Parche.

Mr. Mutch beneficially owns 200,000 shares of Common Stock of the Company.
Mr. Moyer does not beneficially own any shares of Common Stock of the Company.
Mr.Smith does not beneficially own any shares of Common Stock of the Company.

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CONTACT:

Media & Stockholders:
Sard Verbinnen & Co.
Dan Gagnier or Renee Soto, 212-687-8080